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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 _______________
                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ARCHSTONE-SMITH OPERATING TRUST
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             (Exact Name of Registrant as Specified in Its Charter)

                Maryland                                 74-6056896
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

                      7670 South Chester Street, Suite 100
                            Englewood, Colorado 80112
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               (Address of Principal Executive Offices) (Zip Code)

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
If this form relates to the registration of a class of           If this form relates to the registration of a class of securities
securities pursuant to Section 12(b) of the Exchange             pursuant to Section 12(g) of the Exchange Act and is effective
Act and is effective pursuant to General Instruction A.(c),      pursuant to General Instruction A.(d), please check the following
please check the following box. [_]                              box. [X]
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Securities Act registration statement file number to which this form relates:
333-64540

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                     Name of Each Exchange on Which
        to be so Registered                     Each Class is to be Registered
        -------------------                     ------------------------------

                N/A                                          N/A

Securities to be registered pursuant to Section 12(g) of the Act:

                             Class A-1 Common Units
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                                (Title of Class)

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Item 1.  Description of Registrant's Securities to Be Registered

         A complete description of the Class A-1 Common Units of the Registrant are contained under the caption "DESCRIPTION OF ARCHSTONE SHARES OF BENEFICIAL INTEREST" in the Joint Proxy Statement/Prospectus forming a part of the Form S-4 Registration Statement, as amended (File No. 333-64540), filed by the Registrant and Archstone-Smith Trust, a Maryland real estate investment trust, with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Such description is hereby incorporated by reference.

Item 2.  Exhibits

         A list of exhibits filed herewith or incorporated herein by reference is set forth on the Index to Exhibits which is incorporated herein by reference.

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                                 SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:    October 31, 2001

                                     ARCHSTONE-SMITH OPERATING TRUST

                                     By:   /s/ R.  Scot Sellers
                                     ------------------------------------
                                     Name: R. Scot Sellers
                                     Title: Chairman and Chief Executive Officer

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                               INDEX TO EXHIBITS
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Exhibit
Number          Description of Document
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1.1             Form of Archstone-Smith Operating Trust Class A-1 Common Unit
                certificate (incorporated by reference to Exhibit 3.11 to Registration Statement on Form S-4 (File No. 333-64540)).

2.1 Form of Amended and Restated Declaration of Trust of Archstone-Smith Operating Trust (incorporated by reference to
                Exhibit 2.1(b) to Archstone Communities Trust's Current Report on Form 8-K filed with the SEC on June 19, 2001)

2.2 Form of Amended and Restated Bylaws of Archstone-Smith Operating Trust (incorporated by reference to Exhibit 2.1(c) to Archstone Communities Trust's Current Report on Form 8-K filed with the SEC on June 19, 2001)